SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 29, 1996

                         The New World Power Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                        0-18260                  52-1659436
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(State or other jurisdiction       (Commission                (IRS Employer
   of incorporation)               File Number)            Identification No.)

         The Farmhouse, 558 Lime Rock Road, Lime Rock, Connecticut 06039
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (860) 435-4000


                                       N/A
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           (Former name or former address, if changed since report.)
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         ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 10, 1996, Price Waterhouse LLP ("Price Waterhouse") declined to stand for reelection as independent accountants to the Registrant. Price Waterhouse's report on the financial statements of the Registrant for the fiscal year ended December 31, 1995 (the only period for which Price Waterhouse was engaged as independent accountants) did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Price Waterhouse's report included a reference to a substantial doubt about the Registrant's ability to continue as a going concern. In connection with its audit for the year ended December 31, 1995 and through September 10, 1996, there have been no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse would have caused them to make reference thereto in their report on the financial statements for such year. In connection with the audit of the financial statements for the year ended December 31, 1995, Price Waterhouse reported to management and the Audit Committee of the Board of Directors that the following material weaknesses exist in the internal control structure:

1. Procedures for obtaining and maintaining documentation supporting certain of the Company's foreign investment is not adequate.

2. Certain of the Company's significant affiliates do not have sufficient financial expertise to reduce the risk of financial misstatement to a relatively low level.

There were no other reportable events or disagreements with Price Waterhouse to report as defined in Regulation S-K Item 304(a)(1)(v).

Management of the Registrant has endeavored to address these weaknesses this year, and believes it has made significant progress towards resolving those concerns.

The Registrant has requested that Price Waterhouse furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 29, 1996, is filed as Exhibit 16 to this Form 8-K.

         ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         The Registrant hereby amends Item 7 of this Form 8-K by including the requisite exhibit.

         Exhibit 16 - Letter, dated October 29, 1996 from Price Waterhouse to the Securities and Exchange Commission.

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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            The New World Power Corporation



Dated: October 29, 1996                     By:/s/Frederic Mayer
                                               ------------------------------
                                               Frederic Mayer
                                               Acting Chief Financial Officer


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